SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               December 18, 2000


                      Greenwich Capital Acceptance, Inc.
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            (Exact Name of Registrant as Specified in its Charter)



Delaware                           333-34330           06-1199884
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(State or Other Jurisdiction       (Commission         (I.R.S. Employer
of Incorporation)                  File Number)        Identification No.)

600 Steamboat Road
Greenwich, Connecticut                                       06830
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(Address of Principal                                      (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (203) 622-2700

                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)

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     Item 5. Other Events

     On December 18, 2000, in connection with the offering of HarborView Mortgage Loan Trust 2000-2 Mortgage Loan Pass-Through Certificates, Series 2000-2, the HarborView Mortgage Loan Trust 2000-2 issued the Class A-1, Class A-2, Class A-3, Class X-1, Class X-2, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates pursuant to a Prospectus dated November 13, 2000 and a Prospectus Supplement dated December 15, 2000. The Trust was created pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2000, by and among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Financial Products, Inc. as seller, and Bankers Trust Company of California, N.A., as trustee, and attached hereto as Exhibit 99.1.

     Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          99.1 Pooling and Servicing Agreement dated as of December 1, 2000.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREENWICH CAPITAL ACCEPTANCE, INC.



                                       By: /s/ Frank Skibo
                                           --------------------------------
                                           Name:   Frank Skibo
                                           Title:  Vice President



Dated:  January 17, 2001

                                 EXHIBIT INDEX



Exhibit No.                       Description
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99.1                       Pooling and Servicing Agreement